UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                             KNOCKOUT HOLDINGS, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)

              Delaware                   000-32007               13-4024018
              --------                   ---------               ----------
  (State or other jurisdiction of       (Commission             (IRS Employer
           incorporation)               File Number)         Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                      60164
        --------------------------------------                      -----
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.02  Termination of Material Definitive Agreement.

         As described below under Item 5.02, on October 27, 2005 Richard Han resigned as Chief Financial Officer of Knockout Holdings, Inc. (the "Company"). In connection with Mr. Han's resignation, Mr. Han's employment agreement with the Company dated August 22, 2005 was terminated. The material terms of Mr. Han's employment agreement are described in the Company's Form 8-K filed on January 27, 2006 and in the Company's quarterly report on Form 10-QSB for the fiscal quarter ended June 30, 2005 filed on August 22, 2005. There were no material early termination penalties incurred by the Company in connection with the termination of Mr. Han's employment agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On October 27, 2005, Richard Han resigned as Chief Financial Officer of the Company. Effective November 1, 2005, Kevin Waltzer resigned as a director of the Company.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KNOCKOUT HOLDINGS, INC.


Dated: January 27, 2006                 By:  /s/ John Bellamy
                                            ------------------------------------
                                        Name:    John Bellamy
                                        Title:   Chief Executive Officer


































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